ING VARIABLE ANNUITIES



                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of Golden American Life Insurance Company
("Golden American"), constitute and appoint, Myles R. Tashman and Linda E. Senker, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following Golden American registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

o Post-Effective Amendment No. 1 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-57218; 811-5626).
o Post-Effective Amendment No. 11 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-28679; 811-5626).
o Amendment No. 1 to Golden American's Registration Statement on Form S-1 (No. 333-59386).


 Signature                         Title                              Date

/s/Robert C. Salipante
----------------------    Director and Chief Executive Officer   August 13, 2001
Robert C. Salipante

/s/Wayne R. Huneke
----------------------    Director, Senior Vice President and    August 14, 2001
Wayne R. Huneke           Chief Financial Officer

/s/Thomas J. McInerney
----------------------    Director                               August 15, 2001
Thomas J. McInerney

/s/Phillip R. Lowery
----------------------    Director                               August 16, 2001
Phillip R. Lowery

/s/Mark A. Tullis
----------------------    Director                               August 16, 2001
Mark A. Tullis


1475 Dunwoody Drive             GOLDENSELECT SERIES
West Chester, PA 19380-1478     Issued by Golden American Life Insurance Company